UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

ENABLE MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Delaware	1-36413	72-1252419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Leadership Square

211 North Robinson Avenue

Suite 150

Oklahoma City, Oklahoma 73102

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (405) 525-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 12, 2017, Enable Midstream Partners, LP (the “Partnership”) entered into an ATM Equity Offering Sales Agreement (the “Sales Agreement”) by and among the Partnership, on the one hand, and Merrill Lynch, Pierce, Fenner & Smith Incorporated , Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC (each an “Agent” and collectively, the “Agents”), on the other hand. Pursuant to the terms of the Sales Agreement, the Partnership may sell from time to time through the Agents, as the Partnership’s sales agents, the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $200,000,000 (the “Common Units”). The sales, if any, of the Common Units under the Sales Agreement will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act, including ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker or directly on or through an electronic communications network, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices, in block transactions, or as otherwise as agreed upon by one or more of the sales agents and the Partnership.

Under the terms of the Sales Agreement, the Partnership may also sell Common Units to one or more of the Agents as principal for such Agent’s own account at a price agreed upon at the time of sale. If the Partnership sells Common Units to one or more of the Agents as principal, the Partnership will enter into a separate agreement with such Agent and the Partnership will describe such agreement in a separate prospectus supplement or pricing supplement.

The offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-215670), as supplemented by the Prospectus Supplement dated May 12, 2017 relating to the sale of the Common Units (the “Prospectus Supplement”).

The Sales Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Partnership and the Agents have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The Partnership expects to use the net proceeds from any sale of the Common Units for general partnership purposes, which may include, among other things, repaying all or a portion of the Partnership’s indebtedness outstanding under its revolving credit facility or commercial paper program at the time and funding working capital, capital expenditures or acquisitions.

As more fully described under the caption “Plan of Distribution” in the Prospectus Supplement, from time to time, the Agents and their affiliates have provided, directly or indirectly, investment and commercial banking or financial advisory services to the Partnership and its affiliates, for which they have received customary fees and commissions, and they expect to provide these services to the Partnership and its affiliates in the future, for which they expect to receive customary fees and commissions.

The Sales Agreement and the above descriptions have been included to provide investors and security holders with information regarding the terms of the Sales Agreement. They are not intended to provide any other factual information about the Partnership or its subsidiaries, affiliates, businesses or equity holders.

The representations, warranties and covenants contained in the Sales Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Sales Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other as a way of allocating contractual risk between them that differ from those applicable to investors. Moreover, the subject matter of the representations and warranties are subject to more recent developments. Accordingly, investors should be aware that these representations, warranties and covenants or any description thereof alone may not describe the actual state of affairs of the Partnership or its subsidiaries, affiliates, businesses or equity holders as of the date they were made or at any other time.

The foregoing description and the description contained in the Prospectus Supplement are not complete and are qualified in their entirety by reference to the full text of the Sales Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Legal opinions relating to the Common Units are included as Exhibits 5.1 and 8.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	ATM Equity Offering Sales Agreement, dated May 12, 2017, by and among Enable Midstream Partners, LP and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc. and Wells Fargo Securities, LLC.

5.1	Opinion of Baker Botts L.L.P. as to the legality of the securities being registered.

8.1	Opinion of Baker Botts L.L.P. relating to tax matters.

23.1	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENABLE MIDSTREAM PARTNERS, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ John P. Laws
John P. Laws
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 12, 2017

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